UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 9, 2010

QUANTUM SOLAR POWER CORP.
(Exact name of registrant as specified in its charter)

NEVADA	000-52686	27-1616811
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

3900 Paseo del Sol, Suite C09
Santa Fe, NM		87507
(Address of principal executive		(Zip Code)
offices)

Registrant's telephone number, including area code (505)-216-0725

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01        CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

(a)        Dismissal of Independent Registered Public Accounting Firm

On August 9, 2010, Quantum Solar Power’ Corp. (the “Company”) dismissed Jewett, Schwartz, Wolfe & Associates (“Wolf & Associates”), as its independent public accountants. The Company’s Board of Directors approved the dismissal of Wolf & Associates.

Wolf & Associates’ reports on the financial statements of the Company for the years ended June 30, 2009 and 2008 did not contain an adverse opinion or disclaimer of opinion, nor were they modified or qualified as to uncertainty, audit scope or accounting principles with the exception of a statement regarding the uncertainty of the Company’s ability to continue as a going concern.

There have been no disagreements during the fiscal years ended June 30, 2009 and 2008 and the subsequent interim period up to and including the date of dismissal between the Company and Wolf & Associates on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of Wolf & Associates, would have caused them to make reference to the subject matter of the disagreement in connection with Wolf & Associates’ report for the financial statements for the past year and any subsequent interim period up to and including to the date of Wolf & Associates’ dismissal.

The Company has provided Wolf & Associates with a copy of this report and has requested in writing that Wolf & Associates provide a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures.

(b)        Appointment of Independent Registered Public Accounting Firm

On August 9, 2010, the Company appointed Davidson & Company LLP, Chartered Accountants, ("Davidson") as its new independent registered public accounting firm. The Company’s Board of Directors approved the engagement of Davidson. The Company elected to change accounting firms because of Davidson’s Canadian and U.S. expertise. In addition, the Company wanted its accounting firm to be closer to its operations in Burnaby, British Columbia, Canada.

The Company did not consult with Davidson during the fiscal years ended June 30, 2009 and 2008 and any subsequent interim period prior to their engagement regarding: (i) the application of accounting principles to a specific completed or proposed transaction or the type of audit opinion that might be rendered on the Company’s financial statements, and either a written report was provided to the Company or advice was provided that the newly appointed accountant concluded was an important factor in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement or a reportable event in response to paragraph (a)(1)(iv) of Item 304 of Regulation S-K, promulgated under the Securities Exchange Act of 1934, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANTUM SOLAR POWER CORP.

Date: August 9, 2010
	By:	/s/ Daryl J. Ehrmantraut
Name: Daryl J. Ehrmantraut
Title: President and Chief Executive Officer